EXHIBIT 99.3

INDEPENDENT AUDITORS’ REPORT

To The Board of Directors and Stockholders of
  Twofold Photos, Inc.
  Redwood City, California

We have audited the accompanying balance sheet of Twofold Photos, Inc. (an S corporation) as of December 31, 2003, and the related statements of income and retained earnings, and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Twofold Photos, Inc. as of December 31, 2003, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

TOTILO & COMPANY Certified Public Accountants

Stamford, Connecticut
July 23, 2004

TWOFOLD PHOTOS, INC.
STATEMENT OF INCOME AND RETAINED EARNINGS
FOR THE YEAR ENDED DECEMBER 31, 2003

Revenues	$7,973,100
Operating expenses:
Cost of Services	2,768,106
General and Administrative	3,083,482
Loss on Abandonment of Equipment	67,969

Total operating expenses	5,919,557
Income from Operations	2,053,543
Other Income (Expense):
Interest income	32,299
Interest expense	(41,887)

Total Other Income (Expense)	(9,588)

Income Before Income Taxes	2,043,955
Provision for Income Taxes	29,994

Net Income	2,013,961
Accumulated Deficit, January 1, 2003	(800)
Distributions to Stockholders	(844,260)

Retained Earnings, December 31, 2003	$1,168,901

See Independent Auditors’ Report and Accompanying Notes to Financial Statements.

TWOFOLD PHOTOS, INC.
BALANCE SHEET
DECEMBER 31, 2003

ASSETS
Current Assets
Cash	$2,945,064
Accounts Receivable, net	980,741
Prepaid Photo and License Fees	178,083
Stockholders' Advances	118,954
Prepaid Expenses	67,558

Total Current Assets	4,290,400

Other Assets
Property and Equipment - at cost, net of
accumulated depreciation of $660,073	698,281
Intangible Assets - at cost, net of accumulated
amortization of $259,104	1,808,159
Security deposits	22,580
Prepaid Photo and License Fees	127,730

Total Other Assets	2,656,750

Total assets	$6,947,150

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts Payable and Accrued Expenses	$192,685
Unearned Membership Fees	870,077
Stockholder Loan	2,000,000
Taxes payable	9,183

Total Current Liabilities	3,071,945

Long-Term Liabilities
Unearned Membership Fees	1,607,059

Total Long-Term Liabilities	1,607,059

Total Liabilities	4,679,004

Stockholders' Equity:
Common stock - No Par Value
Authorized - 20,000,000 Shares
Issued and Outstanding - 10,180,000 Shares	1,099,245
Retained Earnings	1,168,901

Total Stockholders' Equity	2,268,146

Total liabilities and stockholders' equity	$6,947,150

See Independent Auditors’ Report and Accompanying Notes to Financial Statements.

TWOFOLD PHOTOS, INC.
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2003

Cash Flows from Operating Activities:
Net Income	$2,013,961
Adjustments to Reconcile Net Income to Net Cash Provided By
Operating Activities
Depreciation and Amortization	566,049
Loss on Abandonment of Equipment	67,969
Bad Debts	78,898
Changes in operating assets and liabilities, net of acquisitions:
Accounts Receivable	(448,419)
Prepaid Photo and License Fees	(50,285)
Stockholders' Advances	(118,954)
Prepaid Expenses	(34,209)
Security Deposits	(22,580)
Accounts Payable and Accrued Expenses	145,925
Unearned Membership Fees	768,611
Taxes	1,881

Net Cash Provided By Operating Activities	2,968,847

Cash Flows from Investing Activities:
Purchase of Property and Equipment	(389,372)

Net Cash Used In Investing Activities	(389,372)

Cash flows from financing activities:
Proceeds from Stock Incentive Plan	76,500
Distributions to Stockholders	(844,260)

Net Cash Used In Financing Activities	(767,760)

Net increase in cash and cash equivalents	1,811,715
Cash at Beginning of Year	1,133,349

Cash at End of Year	$2,945,064

See Independent Auditors’ Report and Accompanying Notes to Financial Statements.

TWOFOLD PHOTOS, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2003

1. ORGANIZATION

Twofold Photos, Inc. (the “Company”) was incorporated under the laws of the State of California on December 18, 2003. The Company operates under the trade name “Webshots.com” as an internet provider of digital photo imaging. Subscribers download, share, store and interact with millions of digital images on Webshots. The Company maintains its principal offices at 555 Twin Dolphin Drive, Redwood City, California.

On January 1, 2003, the assets and liabilities of Twofold Photos, LLC were transferred to (merged into) Twofold Photos, Inc., pursuant to a tax-free exchange whereby the members exchanged their membership units in the limited liability company for common stock in the new entity. This transaction does not effect the operations of the Company and is merely a change in the form of legal entity.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      Revenue and Expense Recognition

Revenues from Membership Fees are recognized ratably over the term of the memberships, which are offered in six month, one-year and two-year durations. Revenues from Advertising are contracted and recognized on a month-to-month basis. Revenues from sales of Community & Professional Prints, Gifts and Photo Compact Disc are recognized when the sales are made. Prepaid photo and license fees are expensed ratably over the terms of the agreements. Other costs and expenses are recognized during the period in which they are incurred.

      Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts during the reporting period and at the date of the financial statements. Actual results could differ from those estimates.

      Accounts Receivable

The Company has established an allowance for doubtful accounts of $40,000 for the year ended December 31, 2003. The accounts receivable are presented on the balance sheet net of the allowance.

      Property and Equipment

Property and equipment are recorded at cost. Depreciation expense has been computed on a straight-line method over the estimated useful lives of the property and equipment. For income tax purposes, depreciation is computed using statutory recovery methods. Maintenance and repairs are charged to expense as incurred. Major renewals and betterments that extend service lives are capitalized. Long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that full recoverability is questionable. Factors used in valuation include, but are not limited to, managements’ plans for future operations, recent operating results and projected cash flows.

      Goodwill and Other Intangible Assets

The Company adopted the provisions of SFAS No. 142 “Goodwill and Other Intangible Assets” which requires that purchased goodwill and certain indefinite-lived intangibles are not to be amortized, but instead be tested for impairment at least annually. The Company evaluated its intangible assets and determined, with the exception of goodwill, its intangible assets have determinable lives.

SFAS No. 142 prescribes a two-phase process for impairment of goodwill. The first phase screens for impairment; while the second phase (if necessary) measures the impairment. The Company completed its first phase impairment analysis and found no instances of impairment of its recorded goodwill; accordingly, the second testing phase was not necessary.

Intangible Assets are recorded at cost. Amortization expense (for intangible assets with determinable lives) has been computed on a straight-line method over the estimated economic lives of the intangible assets.

      Income Taxes

The Company uses Statement of Financial Accounting Standards No. 109 “Accounting for Income Taxes” (SFAS No. 109) – in reporting deferred income taxes. SFAS No. 109 requires a company to recognize deferred tax liabilities and assets for the expected future income tax consequences of events that have been recognized in the Company’s financial statements. Under this method, deferred tax assets and liabilities are determined based on temporary differences between the financial carrying amounts and the tax bases of assets and liabilities using enacted tax rates in effect in the years in which the temporary differences are expected to reverse.

      Advertising Costs

Advertising costs are expensed as incurred except for advertising costs that have a contractual life. Advertising costs with a contractual life are amortized over the life of the contract.

      Cash and Cash Equivalents

For purposes of the statement of cash flows, cash equivalents include money market funds and highly liquid debt instruments with maturities of three months or less at the date of their acquisition.

3. PROPERTY AND EQUIPMENT

The following is a summary of the property and equipment stated at cost, and their related accumulated depreciation at December 31, 2003:

Property and Equipment	Estimated Life	Amount
Office Equipment	5 years	$154,102
Technology Equipment	3 years	1,204,252

Total Property and Equipment		1,358,354
Less Accumulated Depreciation		(660,073)

Property and Equipment - Net		$698,281

Depreciation expense for the year ended December 31, 2003 was $429,849.

4. INTANGIBLE ASSETS

The following is a summary of the Intangible Assets and their related accumulated amortization at December 31, 2003.

Intangible Asset	Term	Amount
Goodwill	N/A	$619,593
Work Force Agreement	180 Months	100,000
Domain Names	180 Months	500,000
Webshots Trademark	180 Months	250,000
Webshots Softwared	180 Months	250,000
Postcard Agreement	180 Months	50,000
Organization Costs	60 Months	177,643
Technology Development Costs	60 Months	120,027

Total Intangible Assets		2,067,263
Less Accumulated Amortization		(259,104)

Intangible Assets - Net		$1,808,159

Amortization expense for the year ended December 31, 2003 was $136,200.

The total estimated amortization of the intangible assets for each of the five succeeding years is as follows:

Year Ended December 31,	2004	$136,201
	2005	$136,201
	2006	$136,201
	2007	$88,669
	2008	$76,667

5. LEASE COMMITMENTS

Operating Leases

The Company has entered into various operating leases, primarily for the rental of office space and data center space. Lease payments for the year ended December 31, 2003 were $586,872. Future minimum annual rental payments for the leases in effect at December 31, 2003 are as follows:

Year Ended December 31,	2004	$388,702
	2005	$275,941
	2006	$266,761
	2007	$29,520

6. SALARY DEFERRED 401(K) PLAN

The Company maintains a salary deferred 401(k) plan and allows employees to defer up to 20% of their annual salary to a maximum salary deferral of $12,000 per annum, for the year ended December 31, 2003. The Company does not contribute to the 401(k) plan.

7. INCOME TAXES

The Company has elected to be taxed pursuant to Subchapter S of the Internal Revenue Code of 1986, as amended, and accordingly, there is no provision for federal income taxes or a corresponding liability account. Pursuant to said elections, profits, losses and credits of the Company will be utilized by the stockholders.

The provision for state income taxes at December 31, 2003 is based on reported results of operations; deferred income taxes reflect the impact of temporary differences, and consists of the following components:

Current	$29,994
Deferred	--

Provision for State Income Taxes	$29,994

8. TRANSACTIONS WITH RELATED PARTIES

The Company is indebted to a stockholder in the amount of $2,000,000 at December 31, 2003. The loan is payable on demand. Interest is computed at 2.094% per annum. The loan has been classified as a current liability as the Company has indicated that payment will be made in conjunction with the pending merger sale of the Company (See Note 16). If the anticipated merger does not occur, the loan will be reclassified as a non-current liability, as the stockholder has indicated he will not seek payment within the ensuing twelve months. Interest paid for the year ended December 31, 2003 was $41,887.

9. SUPPLEMENTRY DISCLOSURES OF CASH FLOW INFORMATION

Noncash Financing and Investing Activities

Twofold Photos, LLC transfer of its assets & liabilities to complete a change in form of legal entity at January 1, 2003:

Valuation of Twofold, Photos, LLC
Total Assets	$4,783,532
Less: Total Liabilities	3,760,787

Members' Equity	1,022,745
Exchange for Common Stock of the Company	(1,022,745)

Members' Equity - Post Exchange	$--

Interest and Income Taxes Paid

Cash paid for interest and income taxes for the year ended December 31, 2003 were as follows:

Interest	$ 41,887
Income Taxes	$ 26,554

10. CONCENTRATION OF CREDIT RISK

Financial instruments that potentially subject the Company to credit risk consist principally of accounts receivable. Individual significant accounts receivable are primarily from corporate advertisers. The Company performs ongoing evaluations of their significant customers and generally does not require collateral. The Company maintains an allowance for doubtful accounts which management believes is sufficient to cover potential credit losses

The Company has five customers, which account for approximately 13%, 11%, 9%, 23% and 23% of the Accounts Receivable at December 31, 2003. Revenues from these five customers approximated 18%, 14%, 12%, 18% and 10% of the total advertising revenues for the year ended December 31, 2003, respectively.

The Company maintains cash balances at a bank. At December 31, and at various times during the year, the Company maintained cash balances in excess of FDIC insurable limits.

11. FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair values of the Company’s financial instruments as of December 31, 2003 are as follows:

Non-trading Instruments	Carrying Amount	Fair Value
Assets:
Cash and Equivalents	$ 2,945,064	$ 2,945,064
Liabilities:
Short-Term Borrowings	$ 2,000,000	$ 2,000,000

12. STOCK INCENTIVE PLAN

March 25, 2003 the Board of Directors authorized the establishment of the 2003 Stock Incentive Plan (the “2003 plan”) with 2,000,000 shares reserved for grant under the plan. During any consecutive 12 month period, the total value amount of awards granted/sold cannot exceed the greatest of $1,000,000, 15% of the company’s assets; or 15% of the outstanding common stock. As of December 31, 2003, options to purchase a total of 1,506,500 shares of no-par common stock were outstanding.

Under the 2003 plan, the Board of Directors has authorized this to be a non-qualified stock option plan with the price equal to fair value of the underlying stock at the date of the grant. The options are generally exercisable as to 25% of the shares on the one year anniversary of the vesting commencement date with additional increments of 6.25% of the shares on each quarterly anniversary such that the options shall be fully exercisable 4 years after the vesting commencement date.

The following table summarizes option activities for the year ended December 31, 2003:

	Shares Available for Grant	Common Stock	Weighted Average Exercise Price
Balances, January 1, 2003	--	--
Options Authorized	2,000,000	--
Options Granted	(1,686,500)	1,686,500	$0.500
Options Exercised	--	(180,000)	$0.425
Options Cancelled	--	--

Balances, December 31, 2003	313,500	1,506,500

At December 31, 2003, options were vested and exercisable to purchase approximately 906,500 shares of common stock.

13. COMMON STOCK

The following is a summary of the changes to the Common Stock as of December 31, 2003:

	Number of Share	Common Stock
Issued on January 1, 2003 in exchange
for LLC membership units	10,000,000	$1,022,745
Issued during the year for stock
options exervised	180,000	76,500

Totals	10,180,000	$1,099,245

14. CONTINGENCIES

The Company has received two separate inquiries alleging infringement of patents and requesting the Company enter into license agreements. After taking into consideration legal counsel’s evaluation of such actions, management is of the opinion that their outcome will not have any significant effect on the Company’s financial statements.

15. SUBSEQUENT EVENTS

The Company entered into an agreement and plan of merger dated as of July 14, 2004, with CNET Networks, Inc. and Cheese Acquisition Sub, Inc. (“Merger Sub”), and subject to satisfaction or waiver of the conditions in the agreement, Merger Sub shall be merged with and into the Company. The closing is scheduled for completion on August 2, 2004.